UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                   FORM 8-K/A

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006

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                            DAUPHIN TECHNOLOGY, INC.
               (Exact name of Issuer as specified in its charter)

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        Illinois                    32-4537-D                    87-0455038
(State of incorporation)     (Commission file number)         (I.R.S. Employer
                                                             Identification No.)

          1014 E. Algonquin Rd., Suite 111, Schaumburg, Illinois 60173
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 303-6566

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Dauphin Technology, Inc.
                              REPORT ON FORM 8-K/A
                                   May 5, 2006

                                TABLE OF CONTENTS


Item 4.01     Changes in Registrant's Certifying Accountants                  2
Item 9.01     Financial Statements and Exhibits                               3
              Signature                                                       3
              Exhibit Index                                                   3
              Exhibit 16.1 Letter from Tanner LC to the United States Securities and Exchange Commission, dated, relating to the change in certifying accountants.

Item 4.01  Changes in Registrant's Certifying Accountants.
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The Registrant dismissed Tanner LC effective May 5, 2006.

The reports of Tanner on the Registrant's financial statements as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph in the auditors' report expressing substantial doubt about the Company's ability to continue as a going concern.

During the year ended December 31, 2004 and subsequent period through May 11, 2006, there were no disagreements (as defined in Item 304 (a) (1) (iv) of Regulation S-K), with Tanner as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Tanner would have caused it to make reference to the subject matter of such disagreements in connection with its report, except that Tanner reported in a letter to the Company's Board of Directors dated November 11, 2005 that Tanner identified deficiencies that existed in the design or operation of our internal control over financial reporting that it considered to be "significant deficiencies" or "material weaknesses."

The Public Company Accounting Oversight Board ("PCAOB") has defined "significant deficiency" as a control deficiency, or a combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that the misstatement of the company's annual or interim financial statements that is more than inconsequential will not be detected. The PCAOB has defined a "material weakness" as a "significant deficiency or combination of significant deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial will not be prevented or detected.

The significant deficiencies or material weaknesses in our internal controls relate to lack of segregation of incompatible duties, the untimely reconciliation of general ledger accounts, lack of controls over inventory, property and equipment, debt documentation and derivative transactions and inadequate accounting for acquisitions and disposals. Additionally, significant deficiencies or material weaknesses existed in our internal control over accounting for derivative transactions, providing disclosures in the footnotes to the financial statements related to the stock options as required by SFAS No. 123R. We have disclosed these significant deficiencies and material weaknesses to our Board of Directors.

Additional effort is needed to fully remedy these significant deficiencies and material weaknesses and we are continuing our efforts to improve and strengthen our internal controls over financial reporting. Our management and Board of Directors are working with outside advisors with the goal to implement internal controls over financial reporting that are adequate and effective.

The Registrant has requested that Tanner review the foregoing disclosure and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Tanner LC's letter is included as an exhibit to this Report on Form 8-K/A.

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

Effective May 5, 2006, the Board of Directors of Dauphin Technology, Inc., appointed Porter Keadle Moore, LLP (PKM), an Atlanta, Georgia based firm, as its new independent registered public accounting firm. The decision to appoint new auditors was approved by Dauphin's Board of Directors.




Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits

Exhibit           Description of Exhibit

16.1 Letter from Tanner LC to the United States Securities and Exchange Commission, dated June 15, 2006, relating to the change in certifying accountants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2006



                                               DAUPHIN TECHNOLOGY, INC.

                                               /s/ Andrew J. Kandalepas

                                               ___________________________

                                               Andrew J. Kandalepas

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                                  EXHIBIT INDEX


Exhibit           Description of Exhibit
______            ___________________

16.1 Letter from Tanner LC to the United States Securities and Exchange Commission, dated June 15, 2006, relating to the change in certifying accountants.







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